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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 18, 2005

                             BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)


         FLORIDA                    0000-27347                    58-2534003
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

P.O. Box 48486, Sarasota, FL 34230
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (941) 870-4952


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02(a), (b) and (c) Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers

   (a)(i) On October 18, 2005 the Company received the resignation of Bruce Kamm as a Director. The resignation, without citing any specific facts, states that it is based on his disagreement with the management and operations of the Company.

         (ii) On October 24, 2005 Anna Taylor resigned from the Board of Directors. Ms. Taylor resigned due to her concerns regarding the past activities by former Director and Officer, Bruce Kamm, and the potential impact on the future operations of the Company.

         (iii) Robert Schumacher remains on the Board.

         (b) On October 24, 2005 Anna Taylor resigned from her positions as interim Chief Executive Officer and Chief Financial Officer.

         (c) Robert Schumacher has been appointed interim Chief Executive Officer and Chief Financial Officer.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2005                       BENTLEY COMMERCE CORP.

                                             By: /s/ Robert Schumacher
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                                                 Name: Robert Schumacher
                                                 Title: CEO and CFO